                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 8, 2005
                                                  ------------------------------

                  Citigroup Commercial Mortgage Securities Inc.
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                              333-127304-01         13-3439681
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)          Identification No.)

388 Greenwich Street, New York, New York                               10013
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000
                                                    ----------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.
----------  -------------

Item 8.01   Other Events.
            -------------

Filing of Computational Materials
---------------------------------

         It is expected that during November 2005, a single series of certificates, expected to be titled CD 2005-CD1, Commercial Mortgage
Pass-Through Certificates, Series 2005-CD1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be entered into by and among Citigroup Commercial Mortgage
Securities Inc. (the "Registrant"), Midland Loan Services, Inc., as master servicer, LNR Partners, Inc., as special servicer, LaSalle Bank National
Association, as trustee and ABN AMRO Bank N.V., as fiscal agent. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no.
333-127304) and sold to Citigroup Global Markets Inc. ("CGMI"), Deutsche Bank
Securities Inc., PNC Capital Markets, Inc., Banc of America Securities LLC,
Lehman Brothers Inc., Nomura Securities International, Inc. and Wachovia Capital
Markets, LLC (collectively, the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials listed as Exhibit 99.1, that constitute
"Computational Materials" (as defined in the no-action letter made available May
20, 1994 issued by the Division of Corporation Finance of the Securities and
Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation
I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation
and the no-action letter made available May 27, 1994 issued by the Division of
Corporation Finance of the Commission to the Public Securities Association)
and/or "ABS Term Sheets" (as defined in the no-action letter made available
February 17, 1995 issued by the Division of Corporation Finance of the
Commission to the Public Securities Association).

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or
Classes of Certificates, any of the following: yield; average life; duration;
expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The
Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated November 8, 2005.

Section 9.  Financial Statements and Exhibits.
----------  ----------------------------------

Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c)  Exhibits:
     ---------

Exhibit No.    Description

99.1           Certain materials constituting Computational Materials prepared and disseminated in connection with the expected sale of the
               Underwritten Certificates.*

*   Filed on November 8, 2005, under cover of Form SE pursuant to and under rule 311(j) of Regulation S-T.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 8, 2005

                                            CITIGROUP COMMERCIAL MORTGAGE
                                              SECURITIES INC.

                                            By: /s/ Angela Vleck
                                                -------------------------------
                                            Name:  Angela Vleck
                                            Title: Vice President

                                  EXHIBIT INDEX
                                  -------------

         The following exhibit is filed on Form SE dated November 8, 2005:

Exhibit No.
-----------

99.1          Certain materials constituting Computational Materials prepared and disseminated in connection with the expected sale of the
              Underwritten Certificates.*

*   Filed on November 8, 2005, under cover of Form SE pursuant to and under rule 311(j) of Regulation S-T.